UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2012
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

Investor Conference Call

On November 16, 2012, Ireland Inc. (us, we, our or the “Company”) held a public conference call to update investors on our corporate progress and developments. The conference call was made available for free to members of the public by dial-in conference call or webcast.

A copy of the Company’s news release announcing the conference call is included as Exhibit 99.1 to this report, and a copy of the presentation slides used in the simultaneous webcast of the conference call is included as Exhibit 99.2. A free replay of the conference call is available by webcast until December 16, 2012 at http://public.viavid.com/index.php?id=102613

Exercise of Option for DDB Claims

Ireland Inc. (us, we, our or the “Company”) has provided notice that it is exercising its option to acquire 147 unpatented association placer mining claims (the “DDB Claims”) peripherally located next to the mineral claims that we acquired from Columbus Brine Inc. (“CBI”) in 2007. The terms of our option for the DDB Claims is set out under the mining lease agreement (the “DDB Agreement”) we have with a mining syndicate known as the DDB Syndicate. Under the terms of the DDB Agreement, we paid the DDB Syndicate lease payments totaling $220,000 between 2007 and 2011. To exercise our option to acquire a 100% interest to the DDB Claims, we have provided written notice that we are exercising the option to acquire the DDB Claims under the terms of the DDB Agreement and forwarded payment for an additional $180,000, being the remaining amount for exercise of the option. This cost has been included by management in our previously disclosed budget forecasts.

Douglas D.G. Birnie is the indirect owner of a 1/8 interest in the DDB Syndicate, as is Lawrence E. Chizmar, a former member of our Board of Directors and a former director of CBI. The remaining members of the DDB Syndicate are made up of former officers and directors, and relatives of former officers and directors, of CBI, and affiliates of Nanominerals Corp. Nanominerals is a significant shareholder in our Company. The DDB Claims were located in 2007, prior to Mr. Birnie’s, Nanominerals, or Mr. Chizmar’s involvement with our Company.

A copy of the DDB Agreement was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2007.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release
99.2	Presentation Slides for Conference Call held November 16, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: November 28, 2012
	By:	/s/ Douglas D.G. Birnie
		Name:	Douglas D.G. Birnie
		Title:	CEO and President